Exhibit 99.3

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. POTLATCH CORPORATION ATTN: CORPORATE SECRETARY ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 601 WEST FIRST AVE., STE 1600 If you would like to reduce the costs incurred by our company in mailing proxy SPOKANE, WA 99201 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet 1 Investor Address Line 1 and, when prompted, indicate that you agree to receive or access proxy materials Investor Address Line 2 electronically in future years. Investor Address Line 3 1 1 OF Investor Address Line 4 VOTE BY PHONE—1-800-690-6903 Investor Address Line 5 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample P.M. Eastern Time the day before the cut-off date or meeting date. Have your 1234 ANYWHERE STREET 2 proxy card in hand when you call and then follow the instructions. ANY CITY, ON A1A 1A1 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # â†’ NAME THE COMPANY NAME INC. - COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 2 0 The Board of Directors recommends that you vote 0000000000 FOR proposals 1 and 2. For Against Abstain 1 Proposal to approve the issuance of shares of Potlatch common stock, par value $1 per share, in connection 0 0 0 with the merger contemplated by the Agreement and Plan of Merger, dated as of October 22, 2017, among Potlatch, Portland Merger LLC, a Delaware limited liability company, and Deltic Timber Corporation, a Delaware corporation. For Against Abstain 2 Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there 0 0 0 are not sufficient votes to approve the share issuance proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 17 Investor Address Line 1 1 . Investor Address Line 2 0 . . R1 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1 Please sign exactly as your name(s) appear(s) hereon. When signing as _ John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name by authorized officer. 0000350054 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Annual Report/10K is/are available at www.proxyvote.com POTLATCH CORPORATION Special Meeting of Stockholders February 20, 2018 9:00 AM PST This proxy is solicited by the Board of Directors The stockholders hereby appoints Michael J. Covey, Jerald W. Richards and Lorrie D. Scott, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of POTLATCH CORPORATION that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, PST on February 20, 2018, at 601 West First Ave., Suite 1600, Spokane, WA 99201, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. R1.0.1.17 _ 2 0000350054 Continued and to be signed on reverse side